SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 31, 2005

UNIVERSAL FOOD & BEVERAGE COMPANY
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27853	86-0913555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3830 Commerce Drive, St. Charles, Illinois	60174
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	630-584-8670

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of  Principal Officers.

    (b)     Effective as of October 31, 2005, Ralph M. Passino resigned as Vice President, Chief Financial Officer (Principal Financial Officer) and Secretary of the Company.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2005	UNIVERSAL FOOD & BEVERAGE COMPANY (Registrant)

/S/ Duane N. Martin

Duane N. Martin Chief Executive Officer and Director